EXHIBIT 10.5
Investment Agreement for Jiangxi Guixi Industrial Park

Chapter I General Provisions

   Article I Involved parties
   Party A: Administrative Committee of Jiangxi Guixi Industrial Park (hereinafter referred to as Party A)
   Party B: Guixi Yixin Copper Co., Ltd (hereinafter referred to as Party B)
   Article II After investigation and demonstration, Party B decides to invest in a copper re-processing project at Jiangxi Guixi Industrial Park, and mainly copper materials and copper valves will be produced through hot rolling and hot forging techniques. The process flow shall be：copper bars-blanking-heating-hot forging- sandblasting and ball-blasting-machining (outsourced)- finish machining- air tightness test-final inspection-packaging-warehousing. When design capacity is realized, 0.3 billion sets will be produced each year, and Party A shows consent in principle. Through friendly negotiations and according to relevant national laws and regulations, Party A and Party B have made and entered into the following Agreement.
Chapter II Land and Investment Requirement
   Article III Party B promises to invest over USD 10 million in this project within 2 years after signing the Agreement, including over USD 3 million in fixed assets. According to Party B’s investment in fixed assets, Party A agrees to provide approximately 102mu of land for this project, and transfer of land use right shall follow relevant national regulations.
Chapter III Delivery of Land and Payment of Transfer Rent
   Article IV Party A agrees to deliver the agreed land to Party B before Oct. 12, 2007, and that the land complies with the standard of “three supplies and one leveling” upon delivery.
   Article V Within one year execution of this Agreement, Party B shall remit CNY 150 (10,000) to the account appointed by Party A as land leveling fees once and for all.
   Article VI Within 20 days after Party B have supplied complete materials and fees for transfer of land use right have been paid, Party A should obtain and hand over to Party B the approval on land for construction use. After the project is completed and accepted, Party B presents the approval on land for construction use to get the land use right certificate.
Chapter IV Project Development and Construction
   Article VII Party A may reverse his right over inspection of Party B’s investment according to practical needs.
   Article VIII Party B’s project must comply with national industrial policies and environmental protection requirements, and any equipments and processes eliminated from relevant catalogues for the guidance of national industries cannot be adopted, and products eliminated from the catalogues cannot be used. If any adjustment is to be made by Party B to the investment project as stated in Article II, approval from Party A must be obtained.
   Article IX According to relevant national requirements and Party B’s investment project, the plot ratio and building coefficient as agreed by Party B in the Agreement cannot be less than the planning and design index as shown by relevant planning department, and land area of administration, office and living service facilities as needed by industrial projects cannot exceed 7% of the total land area of industrial projects.
   Article X All planning and design of Party B should comply with the overall planning and design of Jiangxi Guixi Industrial Park, and before commencement of construction, Party B should submit the overall plane layout design drawing and the elevation drawing of buildings along the street, as made by qualified unit, to Party A, and Party A should assist Party B in relevant examination and approval procedures; a reply should be given within five working days.

   Article X Party A shall be responsible to connect power and water supply to main roads surrounding the project land of Party B, and should assume relevant expenses to ensure power and water supply for construction and production use.
   Article XI Party A is responsible to create a favorable external environment for Party B’s investment project, and should perform administrative and social services during Party B’s construction and production process; preferential policies for Party B’s investment in the project as agreed in this Agreement in Jiangxi Guixi Industrial Park should refer to relevant documents of Guixi municipal government.
   Article XII Investment progress: Party B promises that construction works will be commenced within 30 days after execution of this Agreement, and will be completed and put into production within 1 year; the investment will be completed within 2 years.
Chapter V Liabilities for Breach of Contract
   Article XIII Two years after Party A officially delivered the land to Party B, Party A should organize relevant department or the two parties may jointly appoint an intermediate unit to carry out inspection of Party B’s investment in fixed assets on the plot as agreed in this Agreement; if Party B fails to complete investment in fixed assets as agreed in Article III of this Agreement, Party A should take back use right of the land without paying anything.
   Article XIV Party B should complete the overall plane layout design within 30 days after signing the Agreement, and should commence construction works within 30 days after Party A transfers the land use right. If Party B fails to commence construction works within the specified period of time, Party A has the right to take back land use right of the plot.
   Article XV Party B must complete the construction works within one year, if not, Party A may return the land transfer fees actually paid by Party B and take back the land use right.
   Article XVI Time limit on Party B’s investment, as stipulated in this Chapter, should be postponed accordingly if any delay is caused by force majeure events or misconduct of relevant governmental departments.
Chapter VI Supplementary Provisions
   Article XVII Project land use contents unconcerned in this Agreement shall refer to official State-owned Land Use Right Transfer Contract.
   Article XVIII This Contract shall be signed in quadruplicate, each copy of the same legal validity, two copies for each party, and shall take effect with signatures (seals) of two parties.
   Article XIX This Agreement, together with attachment, has 1 page (s).
   Article XX This Agreement is signed on Oct. 12, 2007, at Guixi City in Jiangxi Province.
   Article XXI Unconcerned matters shall be settled through negotiations and attached to this Agreement.

Party A: Administrative Committee of Jiangxi Guixi Industrial Park (seal)
Party B: Guixi Yixin Copper Co., Ltd (seal)

Investment Agreement for Jiangxi Guixi Industrial Party
Chapter I General Provisions
   Article I Involved parties
   Party A: Administrative Committee of Jiangxi Guixi Industrial Park (hereinafter referred to as Party A)
   Party B: Dong Fucan (hereinafter referred to as Party B)
   Article II After investigation and demonstration, Party B decides to invest in a copper reprocessing project at Jiangxi Guixi Industrial Park, and mainly copper materials and copper valves will be produced through hot rolling and hot forging techniques. The process flow shall be：copper bars-blanking-heating-hot forging- sandblasting and ball-blasting-machining (outsourced)- finish machining- air tightness test-final inspection-packaging-warehousing. When design capacity is realized, 20 thousands sets will be produced each year, and Party A shows consent in principle. Through friendly negotiations and according to relevant national laws and regulations, Party A and Party B have made and entered into the following Agreement.
Chapter II Land and Investment Requirement
   Article III Party B promises to invest over CNY 50 million in this project within 2 years after signing the Agreement, including over CNY20 million in fixed assets. According to Party B’s investment in fixed assets, Party A agrees to provide approximately 80mu of land for this project, and transfer of land use right shall follow relevant national regulations.
Chapter III Delivery of Land and Payment of Transfer Rent
   Article IV Party A agrees to deliver the agreed land to Party B before Jul.15, 2006, and that the land complies with the standard of “three supplies and one leveling” upon delivery.
   Article V Within one year execution of this Agreement, Party B shall remit CNY 120 (10,000) to the account appointed by Party A as land leveling fees once and for all.
   Article VI Within 20 days after Party B have supplied complete materials and fees for transfer of land use right have been paid, Party A should obtain and hand over to Party B the approval on land for construction use. After the project is completed and accepted, Party B presents the approval on land for construction use to get the land use right certificate.
Chapter IV Project Development and Construction
   Article VII Party A may reverse his right over inspection of Party B’s investment according to practical needs.
   Article VIII Party B’s project must comply with national industrial policies and environmental protection requirements, and any equipments and processes eliminated from relevant catalogues for the guidance of national industries cannot be adopted, and products eliminated from the catalogues cannot be used. If any adjustment is to be made by Party B to the investment project as stated in Article II, approval from Party A must be obtained.
   Article IX According to relevant national requirements and Party B’s investment project, the plot ratio and building coefficient as agreed by Party B in the Agreement cannot be less than the planning and design index as shown by relevant planning department, and land area of administration, office and living service facilities as needed by industrial projects cannot exceed 7% of the total land area of industrial projects.
   Article X All planning and design of Party B should comply with the overall planning and design of Jiangxi Guixi Industrial Garden, and before commencement of construction, Party B should submit the overall plane layout design drawing and the elevation drawing of buildings along the street, as made by qualified unit, to Party A, and Party A should assist Party B in relevant examination and approval procedures; a reply should be given within five working days.

   Article X Party A shall be responsible to connect power and water supply to main roads surrounding the project land of Party B, and should assume relevant expenses to ensure power and water supply for construction and production use.
   Article XI Party A is responsible to create a favorable external environment for Party B’s investment project, and should perform administrative and social services during Party B’s construction and production process; preferential policies for Party B’s investment in the project as agreed in this Agreement in Jiangxi Guixi Industrial Park should refer to relevant documents of Guixi municipal government.
   Article XII Investment progress: Party B promises that construction works will be commenced within 30 days after execution of this Agreement, and will be completed and put into production within 1 year; the investment will be completed within 2 years.
Chapter V Liabilities for Breach of Contract
   Article XIII Two years after Party A officially delivered the land to Party B, Party A should organize relevant department or the two parties may jointly appoint an intermediate unit to carry out inspection of Party B’s investment in fixed assets on the plot as agreed in this Agreement; if Party B fails to complete investment in fixed assets as agreed in Article III of this Agreement, Party A should take back use right of the land without paying anything.
   Article XIV Party B should complete the overall plane layout design within 30 days after signing the Agreement, and should commence construction works within 30 days after Party A transfers the land use right. If Party B fails to commence construction works within the specified period of time, Party A has the right to take back land use right of the plot.
   Article XV Party B must complete the construction works within one year, if not, Party A may return the land transfer fees actually paid by Party B and take back the land use right.
   Article XVI Time limit on Party B’s investment, as stipulated in this Chapter, should be postponed accordingly if any delay is caused by force majeure events or misconduct of relevant governmental departments.
Chapter VI Supplementary Provisions
   Article XVII Project land use contents unconcerned in this Agreement shall refer to official State-owned Land Use Right Transfer Contract.
   Article XVIII This Contract shall be signed in quadruplicate, each copy of the same legal validity, two copies for each party, and shall take effect with signatures (seals) of two parties.
   Article XIX This Agreement, together with attachment, has 1 page (s).
   Article XX This Agreement is signed on Mar.12, 2006, at Guixi City in Jiangxi Province.
   Article XXI Unconcerned matters shall be settled through negotiations and attached to this Agreement.

Party A: Administrative Committee of Jiangxi Guixi Industrial Park (seal)
Party B: Dong Fucan (seal)